EXHIBIT 99.2

Boise Cascade Company

Quarterly Statistical Information

	2005
	Q1	Q2	Q3	Q4	YTD
Boise Paper
Commodity UFS Volume (short tons)	274,426	264,443	270,154		809,023
Value-Added UFS Volume (short tons)	101,964	108,749	110,106		320,819
Market Pulp Volume (short tons)	30,120	27,299	44,576		101,995
Medium Volume (short tons)	30,811	33,075	32,198		96,084
Commodity UFS Mill Net Sales Price ($/short ton)	$708	$716	$684		$702
Value-Added UFS Mill Net Sales Price ($/short ton)	$871	$863	$850		$861
Market Pulp Mill Net Sales Price ($/short ton)	$419	$408	$384		$401
Medium Mill Net Sales Price ($/short ton)	$364	$342	$313		$339
Depreciation & Amortization (000)	$13,032	$13,305	$13,847		$40,184
Capital Spending (000)	$12,719	$20,276	$24,077		$57,072

Boise Packaging & Newsprint
Linerboard Sales Volume (short tons)	129,405	134,500	126,067		389,972
Segment Linerboard Sales Volume (short tons)	113,863	113,923	103,766		331,552
Segment Linerboard Sales Volume
excluding Board Trade (short tons)	77,532	76,250	72,150		225,932
Container Sales Volume (mmsf)	1,142	1,147	1,226		3,515
Newsprint Sales Volume (short tons)	96,957	105,149	99,847		301,953
Linerboard Mill Net Sales Price ($/short ton)	$351	$337	$301		$330
Segment Linerboard Mill Net Sales Price ($/short ton)	$384	$370	$326		$361
Segment Linerboard Mill Net Sales Price
excluding Board Trade ($/short ton)	$342	$321	$277		$314
Container Net Sales Price ($/msf)	$50	$51	$51		$51
Newsprint Mill Net Sales Price ($/short ton)	$456	$483	$505		$481
Depreciation & Amortization (000)	$9,209	$9,241	$9,230		$27,680
Capital Spending (000)	$4,462	$4,143	$3,701		$12,306

Boise Wood Products
LVL Sales Volume (CCF)	31,526	32,728	32,213		96,467
I-joist Sales Volume (MELF)	57,129	63,758	67,678		188,565
Plywood Sales Volume (MSF 3/8”)	405,992	422,623	427,888		1,256,503
Segment Plywood Sales Volume (MSF 3/8”)	327,273	325,663	348,887		1,001,823
Veneer Sales Volume (MSF 3/8”)	227,522	205,673	195,259		628,454
Segment Veneer Net Sales Volume (MSF 3/8”)	60,597	49,548	15,230		125,375
Lumber Sales Volume (MBF)	86,531	86,076	80,018		252,625
Particleboard Sales Volume (MSF 3/4”)	39,062	43,955	43,324		126,341
LVL Mill Net Sales Price ($/CCF)	$1,860	$2,009	$1,972		$1,948
I-joist Mill Net Sales Price ($/MELF)	$1,052	$1,112	$1,114		$1,095
Plywood Net Sales Price ($/MSF 3/8”)	$307	$306	$311		$308
Segment Plywood Net Sales Price ($/MSF 3/8”)	$290	$285	$294		$290
Lumber Net Sales Price ($/MBF)	$519	$493	$468		$494
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$270	$267	$254		$264
Depreciation & Amortization (000)	$5,252	$5,350	$6,249		$16,851
Capital Spending (000)	$12,282	$9,110	$11,831		$33,223

Boise Building Materials Distribution
Commodity Sales	55.0%	50.5%	50.3%		51.8%
EWP Sales	15.3%	16.4%	16.6%		16.1%
General Line Sales	29.7%	33.1%	33.1%		32.1%
Total Sales (millions)	$696	$796	$843		$2,335
Depreciation & Amortization (000)	$2,004	$2,301	$2,380		$6,685
Capital Spending (000)	$1,765	$5,185	$3,074		$10,024

Total Company
EBITDA (000)*	$111,544	$108,831	$113,466		$333,841
Net Debt (000)*	$1,425,926	$1,358,702	$1,310,688		$1,310,688
Net Debt to EBITDA	12.8:1	12.5:1	11.6:1		3.9:1

                                                *Reconciliation of net income (loss) (a GAAP measure) to EBITDA is provided as an appendix.

Boise Cascade Company

Quarterly Statistical Information

	2004
	Q1	Q2	Q3	Q4	YTD
Boise Paper
Commodity UFS Volume (short tons)	281,089	260,866	267,235	260,246	1,069,436
Specialty & Premium UFS Volume (short tons)	104,487	113,491	107,006	100,677	425,661
Market Pulp Volume (short tons)	37,764	40,713	43,460	42,813	164,750
Medium Volume (short tons)	32,082	33,175	34,229	33,700	133,186
Commodity UFS Mill Net Sales Price ($/short ton)	$635	$655	$693	$728	$677
Value-Added UFS Mill Net Sales Price ($/short ton)	$828	$838	$874	$864	$851
Market Pulp Mill Net Sales Price ($/short ton)	$370	$417	$419	$387	$399
Medium Mill Net Sales Price ($/short ton)	$336	$371	$433	$451	$399
Depreciation & Amortization (000)	$35,507	$35,805	$36,485	$19,034	$126,831
Capital Spending (000)	$10,758	$17,573	$17,416	$26,906	$72,653

Boise Packaging & Newsprint
Linerboard Sales Volume (short tons)	105,288	139,811	139,011	136,567	520,677
Segment Linerboard Sales Volume (short tons)	99,939	123,761	119,775	119,644	463,119
Segment Linerboard Sales Volume excluding Board Trade (short tons)	64,252	84,005	86,072	80,087	314,416
Container Sales Volume (mmsf)	1,146	1,081	1,244	1,192	4,663
Newsprint Sales Volume (short tons)	104,017	104,632	102,335	118,847	429,831
Linerboard Mill Net Sales Price ($/short ton)	$312	$348	$392	$404	$367
Segment Linerboard Mill Net Sales Price ($/short ton)	$313	$342	$385	$396	$361
Segment Linerboard Mill Net Sales Price excluding Board Trade ($/short ton)	$275	$306	$353	$357	$326
Container Net Sales Price ($/msf)	$45	$46	$50	$49	$48
Newsprint Mill Net Sales Price ($/short ton)	$430	$432	$431	$450	$436
Depreciation & Amortization (000)	$10,327	$10,526	$10,630	$9,184	$40,667
Capital Spending (000)	$16,144	$5,144	$4,118	$4,485	$29,891

Boise Wood Products
LVL Sales Volume (CCF)	27,028	31,362	32,902	27,975	119,267
I-joist Sales Volume (MELF)	49,975	61,692	63,152	47,823	222,642
Plywood Sales Volume (MSF 3/8”)	463,852	440,266	417,329	436,267	1,757,714
Segment Plywood Sales Volume (MSF 3/8”)	398,565	369,610	338,854	363,689	1,470,718
Veneer Sales Volume (MSF 3/8”)	205,129	203,417	202,552	193,777	804,875
Segment Veneer Net Sales Volume (MSF 3/8”)	66,570	58,589	55,532	43,904	224,595
Lumber Sales Volume (MBF)	90,174	87,548	96,161	88,658	362,541
Particleboard Sales Volume (MSF 3/4”)	39,596	47,331	37,829	31,161	155,917
LVL Mill Net Sales Price ($/CCF)	$1,536	$1,618	$1,706	$1,829	$1,673
I-joist Mill Net Sales Price ($/MELF)	$907	$973	$1,029	$1,027	$986
Plywood Net Sales Price ($/MSF 3/8”)	$326	$364	$331	$286	$325
Segment Plywood Net Sales Price ($/MSF 3/8”)	$323	$367	$328	$271	$322
Lumber Net Sales Price ($/MBF)	$518	$566	$575	$521	$546
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$273	$320	$320	$298	$304
Depreciation & Amortization (000)	$6,701	$7,336	$7,109	$5,676	$26,822
Capital Spending (000)	$9,606	$14,292	$12,960	$12,110	$48,968

Boise Building Materials Distribution
Commodity Sales	61.9%	60.4%	58.0%	54.8%	58.8%
EWP Sales	11.4%	12.5%	14.2%	15.3%	13.4%
General Line Sales	26.7%	27.1%	27.8%	29.9%	27.8%
Total Sales (millions)	$619	$794	$805	$626	$2,844
Depreciation & Amortization (000)	$1,859	$1,832	$1,851	$2,009	$7,551
Capital Spending (000)	$2,168	$3,273	$3,517	$1,905	$10,863

Total Company
EBITDA (000)*	$81,565	$157,508	$140,365	$68,007	$447,445

                                                *Reconciliation of net income (loss) (a GAAP measure) to EBITDA is provided as an appendix.

Boise Cascade Company

Quarterly Statistical Information

	2003
	Q1	Q2	Q3	Q4	YTD
Boise Paper
Commodity UFS Volume (short tons)	256,513	256,106	261,223	248,059	1,021,901
Specialty & Premium UFS Volume (short tons)	96,094	94,719	92,538	90,869	374,220
Market Pulp Volume (short tons)	32,966	30,959	47,193	35,423	146,541
Medium Volume (short tons)	29,918	30,314	33,891	32,151	126,274
Commodity UFS Mill Net Sales Price ($/short ton)	$702	$689	$662	$637	$673
Specialty & Premium UFS Mill Net Sales Price ($/short ton)	$866	$857	$856	$835	$854
Market Pulp Mill Net Sales Price ($/short ton)	$338	$376	$351	$358	$355
Medium Mill Net Sales Price ($/short ton)	$374	$361	$357	$348	$360
Depreciation & Amortization (000)	$33,899	$32,499	$35,091	$34,807	$136,296
Capital Spending (000)	$21,489	$31,928	$10,342	$20,858	$84,617

Boise Packaging & Newsprint
Linerboard Sales Volume (short tons)	128,331	123,491	136,384	135,274	523,480
Segment Linerboard Sales Volume (short tons)	118,362	100,878	111,564	120,423	451,228
Segment Linerboard Sales Volume
excluding Board Trade (short tons)	79,250	63,062	72,675	81,343	296,330
Container Sales Volume (mmsf)	1,122	1,151	1,204	1,114	4,591
Newsprint Sales Volume (short tons)	105,942	89,335	100,363	120,186	415,826
Linerboard Mill Net Sales Price ($/short ton)	$333	$344	$338	$312	$331
Segment Linerboard Mill Net Sales Price ($/short ton)	$326	$329	$326	$305	$321
Segment Linerboard Mill Net Sales Price
excluding Board Trade ($/short ton)	$290	$292	$282	$265	$281
Container Net Sales Price ($/msf)	$46	$46	$47	$45	$46
Newsprint Mill Net Sales Price ($/short ton)	$374	$399	$412	$405	$397
Depreciation & Amortization (000)	$9,872	$9,325	$10,614	$10,558	$40,369
Capital Spending (000)	$5,987	$10,992	$8,848	$10,441	$36,268

Boise Wood Products
LVL Sales Volume (CCF)	20,685	25,063	28,431	24,115	98,294
I-joist Sales Volume (MELF)	40,534	53,271	60,275	45,869	199,949
Plywood Sales Volume (MSF 3/8”)	466,537	476,896	499,323	447,724	1,890,480
Segment Plywood Sales Volume (MSF 3/8”)	411,445	417,754	431,737	393,794	1,654,730
Veneer Sales Volume (MSF 3/8”)	201,655	209,723	205,785	191,722	808,885
Segment Veneer Net Sales Volume (MSF 3/8”)	54,746	59,344	56,635	41,963	212,688
Lumber Sales Volume (MBF)	93,524	93,113	90,522	86,895	364,054
Particleboard Sales Volume (MSF 3/4”)	41,192	38,609	36,524	36,296	152,621
LVL Mill Net Sales Price ($/CCF)	$1,453	$1,447	$1,440	$1,516	$1,463
I-joist Mill Net Sales Price ($/MELF)	$867	$861	$865	$905	$874
Plywood Net Sales Price ($MSF 3/8”)	$220	$228	$291	$334	$267
Segment Plywood Net Sales Price ($/MSF 3/8”)	$201	$209	$281	$331	$255
Lumber Net Sales Price ($/MBF)	$412	$400	$446	$468	$431
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$219	$230	$243	$254	$236
Depreciation & Amortization (000)	$8,345	$8,592	$8,704	$8,540	$34,181
Capital Spending (000)	$5,495	$9,358	$7,780	$11,124	$33,757

Boise Building Materials Distribution
Commodity Sales	55.0%	54.3%	58.8%	61.9%	57.8%
EWP Sales	12.9%	14.1%	13.7%	12.6%	13.3%
General Line Sales	32.1%	31.6%	27.5%	25.5%	28.9%
Total Sales (millions)	$391	$505	$603	$549	$2,048
Depreciation & Amortization (000)	$1,755	$1,749	$1,745	$1,859	$7,108
Capital Spending (000)	$2,396	$2,660	$4,162	$4,402	$13,620

Appendix

Reconciliation of Non-GAAP Financial Measures

(000)

EBITDA represents income before interest (interest expense, interest income, and changes in fair value of interest rate swaps), income taxes, depreciation, amortization, and depletion.  The following table reconciles net income (loss) to EBITDA for the three months ended March 31, 2005, June 30, 2005, and September 30, 2005, and for the nine months ended September 30, 2005:

	2005
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$64,739	$(14,469)	$28,474		$78,744
Change in fair value of interest rate swaps	(15,200)	5,314	—		(9,886)
Interest expense	32,079	74,365	31,055		137,499
Interest income	(1,350)	(434)	(367)		(2,151)
Income tax provision	639	12,343	21,260		34,242
Depreciation, amortization, and depletion	30,637	31,712	33,044		95,393
EBITDA	$111,544	$108,831	$113,466		$333,841

The following table reconciles net income to EBITDA for the three months ended March 31, 2004, June 30, 2004, September 30, 2004, and December 31, 2004, and for the year ended December 31, 2004:

	2004
	Q1	Q2	Q3	Q4	YTD

Net income	$2,107	$46,493	$35,175	$10,393	$94,168
Interest expense	20,604	22,845	21,281	29,576	94,306
Interest income	(157)	(168)	(199)	(2,038)	(2,562)
Income tax provision (benefit)	1,275	29,426	24,701	(7,722)	47,680
Depreciation, amortization, and depletion	57,736	58,912	59,407	37,798	213,853
EBITDA	$81,565	$157,508	$140,365	$68,007	$447,445

Net debt includes long- and short-term debt owed to third parties, less cash and cash equivalents.  It excludes a note payable to a related party.  The following table reconciles total debt to net debt at March 31, 2005, June 20, 2005, and at September 30, 2005:

	2005
	Q1	Q2	Q3	Q4	YTD

Current portion long-term debt	$—	$8,400	$8,400		$8,400
Long-term debt, less current portion	1,568,000	1,479,500	1,477,400		1,477,400
Note payable to related party, net	256,123	261,286	266,405		266,405
Total debt	1,824,123	1,749,186	1,752,205		1,752,205
Less note payable to related party, net	(256,123)	(261,286)	(266,405)		(266,405)
Less cash and cash equivalents	(142,074)	(129,198)	(175,112)		(175,112)
Net debt	$1,425,926	$1,358,702	$1,310,688		$1,310,688